LETTER TO THE SHAREHOLDERS OF THE J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

June 1, 2000

Dear Shareholder,

During the six months ended April 30, 2000, the J.P. Morgan Institutional Short Term Bond Fund posted a 2.15% return, outperforming the 1.85% return of the Merrill Lynch 1-3 Year Treasury Index and the 1.29% return of the Lipper Short Intermediate Investment Grade Debt Funds Average.

The fund's net asset value declined to $9.58 on April 30, 2000, from $9.67 on October 31, 1999. The fund paid approximately $0.29 per share in dividends from ordinary income during the reporting period. On April 30, 2000, the net assets of the fund were approximately $421.3 million, while the assets of The Short Term Bond Portfolio, in which the fund invests, amounted to approximately $459.5 million.

This report includes a discussion with Connie Plaehn, the portfolio manager primarily responsible for The Short Term Bond Portfolio. In this interview, Connie talks about the events of the previous six months that had the greatest effect on the portfolio and discusses her investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                       /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated

------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS.........1    FUND FACTS AND HIGHLIGHTS..........6
FUND PERFORMANCE ..................2    FINANCIAL STATEMENTS...... ........8
PORTFOLIO MANAGER Q&A..............3
------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
One way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.


PERFORMANCE                                           TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURN
                                                      ----------------      ----------------------------------------
                                                      THREE     SIX         ONE        THREE    FIVE      SINCE
AS OF APRIL 30, 2000                                  MONTHS    MONTHS      YEAR       YEARS    YEARS     INCEPTION*
----------------------------------------------------------------------      ----------------------------------------
J.P. Morgan Institutional Short Term Bond Fund        1.24%     2.15%       3.31%      5.47%    5.91%     5.24%
Merrill Lynch 1-3 Year Treasury Index**               1.55%     1.85%       3.67%      5.57%    5.94%     5.38%
Lipper Short Intermediate Investment Grade
   Debt Funds Average***                              1.54%     1.29%       1.68%      4.79%    5.52%     4.78%

AS OF MARCH 31, 2000
----------------------------------------------------------------------      ----------------------------------------
J.P. Morgan Institutional Short Term Bond Fund        0.81%     1.99%       3.14%      5.47%    6.00%     5.22%
Merrill Lynch 1-3 Year Treasury Index**               1.25%     1.86%       3.73%      5.76%    6.07%     5.41%
Lipper Short Intermediate Investment Grade
   Debt Funds Average***                              1.31%     1.64%       2.18%      5.18%    5.77%     4.85%

*THE FUND COMMENCED OPERATIONS ON SEPTEMBER 13, 1993, AND HAS PROVIDED A TOTAL RETURN OF 5.18% FROM THAT DATE THROUGH APRIL 30, 2000. FOR THE PURPOSE OF COMPARISON, THE "SINCE INCEPTION" RETURNS IN THE TABLE ABOVE ARE CALCULATED FROM JULY 31, 1993, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE ALL AVAILABLE.

**THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX IS AN UNMANAGED INDEX WHICH MEASURES SHORT-TERM MARKET PERFORMANCE. THE INDEX DOES NOT INCLUDE FEES OR EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

***DESCRIBES THE AVERAGE TOTAL RETURN FOR ALL FUNDS IN THE INDICATED LIPPER CATEGORY, AS DEFINED BY LIPPER, INC., AND DOES NOT TAKE INTO ACCOUNT APPLICABLE SALES CHARGES. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES, ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND AND PORTFOLIO EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, RETURNS WOULD HAVE BEEN LOWER.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with CONNIE J. PLAEHN, managing director and member of the portfolio management team for The Short Term Bond Portfolio, in which the fund invests. Connie is a senior fixed income portfolio manager for mutual funds, pension, and other institutional clients, and is responsible for the Short/Intermediate/Tax Aware, Stable Value, and Long Duration Fixed Income Strategies. Previously, Connie was a manager in Taxable Fixed Income for J.P. Morgan Securities and, prior to that, managed J.P. Morgan Futures' London operation. Connie holds a B.A. from Luther College and a Masters of Management from Northwestern University, and is a C.P.A. This interview was conducted on May 12, 2000, and reflects Connie's views on that date.

LET'S REVIEW THE PAST SIX MONTHS. IT'S BEEN AN INCREDIBLY TURBULENT PERIOD IN FIXED INCOME MARKETS. WHAT CAUSED IT?

CJP: There were three main themes that dominated and destabilized fixed income markets during this period. The first was interest rates. The Federal Reserve Board has raised rates five times, in quarter point installments, since last June. The common perception is that it will continue to raise rates, perhaps substantially, by summer's end, in order to slow our economy and curb inflationary growth.

The second central theme was the government's announcement that it would use part of the budget surplus to retire much of its long-term debt, its first such effort in 70 years. This promise has been held to fairly aggressively. And, in fact, the Treasury recently affirmed its intention to retire $30 billion in debt this year. It was also announced that fewer auctions would be held in the future, thereby further reducing security supplies. This significant reduction in supply, coupled with strong investor demand, led to a decline in long-term yields, to the point where they are now less than short-term yields. In other words, we are experiencing a classic inverted yield curve, one that has driven many investors to chase Treasuries, or to sit out of the market altogether, at the expense of spread products.

The final major theme, although there were several minor ones, was speculation about whether the government would withdraw its support of the quasi-governmental housing agencies. Public comments suggesting this might happen caused gyrations in the credit markets. This said, we don't think a withdrawal of support would be politically digestible, particularly during an election year.

HOW DID THE FUND PERFORM WHILE ALL THIS WAS GOING ON?

CJP: The fund outperformed over the last six-month period, one in which the yield on U.S. 2-year notes rose dramatically as credit spreads came under pressure.

HAS THE INVERSION OF THE YIELD CURVE HAD A MARKED IMPACT ON THE PORTFOLIO?

CJP: In a roundabout way it has in that the inversion of the yield curve has put pressure on corporate spreads. As Treasury yields have declined, spreads on corporates have widened. This widening, combined with dealer aversion to holding inventories of most corporates and general turmoil in the equity markets, caused corporates as a group to underperform quite a bit during this reporting period, in the process dampening overall portfolio performance.

CORPORATE SPREADS ARE AT OR NEAR HISTORIC LEVELS RIGHT NOW. DO YOU EXPECT THEM TO WIDEN EVEN FURTHER?

CJP: With current high demand for a dwindling supply of Treasuries, and growing uncertainty caused by a rising interest rate environment, companies will likely have to continue to pay dearly to interest investors in their paper. So, yes, going forward, we feel spreads will widen further, at least into the near future.

HOW ABOUT MORTGAGES?

CJP: That's another story. As noted, we had some significant, Washington-inspired disruption in this sector over the past six months. Basically, collateralized mortgage-backed securities were the star performers, based on a lack of supply. Looking further out, if the Fed continues to raise rates, those rates will be reflected in higher mortgage rates. This, combined with large second-quarter paydowns by the Treasury, should keep mortgage-Treasury spreads at historically wide levels. However, should the housing market slow appreciably, the supply of mortgage product should diminish, thereby making mortgage-related security spreads much more attractive than they are at present.

WHAT ABOUT THE MUCH ANTICIPATED, EVEN DREADED, TURNING OF THE NEW YEAR? DID Y2K END UP HAVING ANY EFFECT ON THE FIXED INCOME MARKETS?

CJP: No, not really. It turned out to be a non-event, largely because of the extensive preparation for it that was undertaken by our government and the financial services community.

WE'VE HEARD A LOT ABOUT THE FLIGHT TO QUALITY, WHEN NERVOUS INTERNATIONAL INVESTORS SEEK TREASURIES AND OTHER DOMESTIC FIXED INCOME INVESTMENTS DURING TIMES OF TROUBLE. GIVEN THE VOLATILITY HERE LATELY, HAVE YOU SEEN ANY OF THE
REVERSE: A FLIGHT FROM QUALITY?

CJP: No. International investors are big buyers of agency paper and so were justifiably nervous when questions arose about government guarantees that back these instruments. Extreme volatility in our equity markets didn't help matters. But, despite market turbulence, they have not withdrawn their capital, which is very good as it would aggravate an already problematical current account deficit.

HOW DO YOU SEE FIXED INCOME MARKETS AND THE OVERALL ECONOMY MOVING OVER THE NEXT 3-6 MONTHS?

CJP: There's little doubt that the Fed will continue to raise rates until it sees some sign that the economy is slowing. When that will be, and how high rates will go in the meantime, is anyone's guess. For our part, we feel that rates will increase by 75 basis points, to 6.75%, by the end of the summer, thereby perpetuating the severe inversion in the yield curve that we've experienced for some time now. The economy will continue along on a brisk pace, but we feel that there will be a sequential slowing of growth as the year progresses. And, in fact, GDP growth slowed to 5.4% in the first quarter, down significantly from 7.5% in the fourth quarter of last year. We expect it will end the year at around 4.75% and slow further in 2001, although this number could change at any time given the volatility we've been experiencing lately.

Inflation will likely remain under control, but risks have risen. As measured by the Employment Cost Index, companies saw their labor costs rise 1.4% during the first quarter, the biggest jump in over 10 years. Elsewhere, the GDP price deflator, which tends to track inflation, grew by 2.7% during the first quarter, much higher than the 1.9% pace of the fourth quarter of 1999. So, we have some inflationary pressures building that may encourage the Fed to take more severe action than it has in the recent past.

GIVEN THE ABOVE, HOW ARE YOU POSITIONING THE FUND?

CJP: Over the next three months, we will maintain a short duration position relative to the index in order to help maximize returns in this rising rate environment. We also expect to maintain our current allocation to spread sectors. I would note that we have been well positioned throughout the year, just not as short as we should have been.

We try to maintain a broadly diversified portfolio in terms of sector representation. Our aim is to keep conservative concentrations in respected names. If you do that and stay your course, we believe you're going to add value over the course of a market cycle, although there may be some painful moments, such as we just experienced, between one end of the cycle and the other.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan Institutional Short Term Bond Fund seeks to provide high total return, consistent with low volatility of principal. It is designed for investors who do not require the stable net asset value typical of a money market fund, but who seek less price fluctuation than is typical of a longer term bond fund.

------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
7/8/93

------------------------------------------------------------------------
FUND NET ASSETS AS OF 4/30/00
$421,327,106

------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 4/30/00
$459,488,429

------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
MONTHLY

------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/13/00


EXPENSE RATIO
The fund's current annualized expense ratio of 0.30% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.


FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 2000

PORTFOLIO ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

CORPORATES 28.5%
ASSET-BACKED SECURITIES 24.1%
MORTGAGE-BACKED SECURITIES 20.0%
OTHER-COMMERCIAL PAPER (SHORT-TERM) 15.1%
MONEY MARKET FUNDS 4.8%
U.S. TREASURIES 3.5%
U.S. GOVERNMENT AGENCIES 2.9%
FOREIGN CORPORATES 0.5%
PRIVATE PLACEMENTS 0.3%
FOREIGN GOVERNMENT OBLIGATIONS 0.2%
PREFERRED STOCK 0.1%

30-DAY SEC YIELD
6.66%*

DURATION
0.49 YEARS

QUALITY BREAKDOWN
AAA**                64.07%
AA                    3.37%
A                    19.54%
BBB                  11.41%
Not Rated             1.24%
Other                 0.37%

* YIELD REFLECTS THE REIMBURSEMENT OF EXPENSES AS DESCRIBED IN THE PROSPECTUS. HAD EXPENSES NOT BEEN SUBSIDIZED, THE 30-DAY SEC YIELD WOULD HAVE BEEN LOWER. YIELDS WILL FLUCTUATE.

** INCLUDES U.S. GOVERNMENT AGENCY, TREASURY OBLIGATIONS, REPURCHASE AGREEMENTS, AND COMMERCIAL PAPER

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT
INC. SERVES AS AN INVESTMENT ADVISOR AND MAKES THE FUND AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Past performance is no guarantee for future performance. Returns are net of fees, assume the reinvestment of fund distributions and may reflect the reimbursement of fund expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. The fund invests through a master portfolio (another fund with the same objective).

The fund invests in foreign securities, non-investment grade bonds, mortgage-backed securities, interest rate swaps, futures contracts, and other derivatives that may make the fund more volatile.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investment in The Short Term Bond Portfolio
  ("Portfolio"), at value                          $423,252,050
Receivable for Expense Reimbursement                    100,198
Prepaid Trustees' Fees                                    1,505
Prepaid Expenses and Other Assets                           724
                                                   ------------
    Total Assets                                    423,354,477
                                                   ------------
LIABILITIES
Dividends Payable to Shareholders                     1,954,070
Shareholder Servicing Fee Payable                        34,037
Administrative Services Fee Payable                       8,243
Administration Fee Payable                                  354
Fund Services Fee Payable                                   290
Accrued Expenses                                         30,377
                                                   ------------
    Total Liabilities                                 2,027,371
                                                   ------------
NET ASSETS
Applicable to 43,980,796 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $421,327,106
                                                   ============
Net Asset Value, Offering and Redemption Price
  Per Share                                               $9.58
                                                           ----
                                                           ----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $429,989,542
Accumulated Net Investment Income                       362,805
Accumulated Net Realized Loss on Investment          (6,494,799)
Net Unrealized Depreciation of Investment            (2,530,442)
                                                   ------------
    Net Assets                                     $421,327,106
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Dividend Income                                    $    41,692
Allocated Interest Income                                     10,744,668
Allocated Portfolio Expenses (Net of
  Reimbursement of $73,988)                                     (466,613)
                                                             -----------
    Net Investment Income Allocated from
      Portfolio                                               10,319,747
FUND EXPENSES
Shareholder Servicing Fee                          $166,716
Administrative Services Fee                          40,944
Registration Fees                                    12,296
Transfer Agent Fees                                   8,748
Professional Fees                                     6,424
Printing Expenses                                     5,274
Fund Services Fee                                     2,866
Administration Fee                                    1,959
Trustees' Fees and Expenses                           1,765
Miscellaneous                                        12,961
                                                   --------
    Total Fund Expenses                             259,953
Less: Reimbursement of Expenses                    (226,605)
                                                   --------
NET FUND EXPENSES                                                 33,348
                                                             -----------
NET INVESTMENT INCOME                                         10,286,399
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   (2,295,200)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                           (795,913)
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                 $ 7,195,286
                                                             ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    NOVEMBER 01, 1999
                                                   --------------  -----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $ 10,286,399   $     15,766,950
Net Realized Loss on Investment Allocated from
  Portfolio                                           (2,295,200)        (3,317,267)
Net Change in Unrealized Depreciation of
  Investment Allocated from Portfolio                   (795,913)        (3,485,937)
                                                    ------------   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                       7,195,286          8,963,746
                                                    ------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                (10,297,120)       (15,764,223)
Net Realized Gain                                             --         (1,227,303)
                                                    ------------   ----------------
    Total Distributions to Shareholders              (10,297,120)       (16,991,526)
                                                    ------------   ----------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold     203,085,481        287,162,190
Reinvestment of Dividends and Distributions            8,237,285         11,403,888
Cost of Shares of Beneficial Interest Redeemed      (141,160,556)      (169,257,112)
                                                    ------------   ----------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                             70,162,210        129,308,966
                                                    ------------   ----------------
    Total Increase in Net Assets                      67,060,376        121,281,186
NET ASSETS
Beginning of Period                                  354,266,730        232,985,544
                                                    ------------   ----------------
End of Period (including undistributed net
  investment income of $362,804 and $373,526,
  respectively)                                     $421,327,106   $    354,266,730
                                                    ============   ================

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a unit outstanding throughout each period are as follows:

                                                    FOR THE SIX        FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                   MONTHS, ENDED   ---------------------------------------------
                                                   APRIL 30, 2000    1999      1998     1997     1996     1995
                                                   --------------  --------  --------  -------  -------  -------
NET ASSET VALUE PER UNIT, BEGINNING OF PERIOD       $       9.67   $   9.96  $   9.84  $  9.85  $  9.83  $  9.60
                                                    ------------   --------  --------  -------  -------  -------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                       0.29       0.58      0.59     0.61     0.55     0.58
Net Realized and Unrealized Gain (Loss) on
  Investments, Optres,                                     (0.09)     (0.29)     0.12    (0.01)    0.02     0.24
                                                    ------------   --------  --------  -------  -------  -------
Total from Investment Operations                            0.20       0.29      0.71     0.60     0.57     0.82
                                                    ------------   --------  --------  -------  -------  -------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                      (0.29)     (0.54)    (0.59)   (0.61)   (0.55)   (0.59)
Net Realized Gain                                             --      (0.04)       --       --       --       --
                                                    ------------   --------  --------  -------  -------  -------
Total Distributions to Shareholders                        (0.29)     (0.58)    (0.59)   (0.61)   (0.55)   (0.59)
                                                    ------------   --------  --------  -------  -------  -------

NET ASSET VALUE PER UNIT, END OF PERIOD             $       9.58   $   9.67  $   9.96  $  9.84  $  9.85  $  9.83
                                                    ============   ========  ========  =======  =======  =======

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                2.15%      3.03%     7.40%    6.27%    6.01%    8.81%
Net Assets, End of Period (in thousands)            $    421,327   $354,267  $232,986  $27,375  $17,810  $18,916
  Expenses                                                  0.30%      0.29%     0.25%    0.25%    0.37%    0.45%
  Net Investment Income                                     6.18%      5.51%     5.84%    6.19%    5.69%    6.09%
  Expenses without Reimbursement                            0.48%      0.51%     0.62%    0.96%    1.37%    0.67%

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan Institutional Short Term Bond Fund (the "fund") is a separate series of J.P. Morgan Institutional Funds, a Massachusetts business trust (the "trust"), which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on July 8, 1993.

The fund invests all of its investable assets in The Short Term Bond Portfolio (the "portfolio"), a no-load diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (92% at April 30, 2000). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss and adjusts its investment in the portfolio each day. All the net investment income and realized and unrealized gain and loss of the portfolio is allocated pro rata among the fund and other investors in the portfolio at the time of such determination.

   c) Substantially all the fund's net investment income is declared as dividends daily and paid monthly. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   e) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   f) For federal income tax purposes, the fund had a capital loss carryforward at October 31, 1999 of $4,257,708, all of which expires in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $1,959.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and the J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $40,944.

      In addition, J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 0.30% of the average daily net assets of the fund through February 28, 2001. The reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of J.P. Morgan. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the fund $226,605 for expenses under this agreement.

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance services to fund shareholders. The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the fund. For the six months ended April 30, 2000, the fee for these services amounted to $166,716.

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. The fund's allocated portion of Group's costs in performing its services amounted to $2,866 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of the total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $500.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                    FOR THE SIX     FOR THE FISCAL
                                                    MONTHS ENDED      YEAR ENDED
                                                   APRIL 30, 2000  OCTOBER 31, 1999
                                                   --------------  ----------------
Shares sold......................................     21,128,105        29,367,282
Reinvestment of dividends and distributions......        857,252         1,167,883
Shares redeemed..................................    (14,622,625)      (17,303,033)
                                                     -----------   ---------------
Net Increase.....................................      7,362,732        13,232,132
                                                     ===========   ===============

From time to time, the fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the fund and portfolio.

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 26, 1999 , with unaffiliated lenders. Additionally, since all the investable assets of the fund are in the portfolio, the portfolio is party to certain covenants of the Agreement. The maximum borrowing under the Agreement was $100,000,000. The Agreement expired on May 23 , 2000, however, the fund as party to the Agreement has extended the Agreement and will continue its participation therein for an additional year until May 23, 2001. The maximum borrowing under the new Agreement is $150,000,000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount which is allocated to the funds in accordance with procedures established by their respective trustees or directors. There were no outstanding borrowings to the Agreement as of April 30, 2000.

The Short Term Bond Portfolio
Semiannual Report April 30, 2000
(unaudited)
(The following pages should be read in conjunction with J.P. Morgan Institutional Short Term Bond Fund
Semiannual Financial Statements)

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
   PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)       VALUE
---------------   -------------------------------------------------  ------------  -------------
ASSET BACKED SECURITY (24.8%)
$   10,646,500    Associates Corp. N.A, 6.475% due 03/15/28........    Aaa/AAA     $ 10,543,367
     4,000,000    Banc One Credit Card Master Trust, 6.150% due
                    07/15/02.......................................    Aaa/AAA        3,998,720
    12,000,000    CIT Group Inc., 7.375% due 03/15/03..............     A1/A+        11,869,200
    15,000,000    WFS Financial Owner Trust 2000-A A3, 7.220% due
                    09/20/04.......................................    Aaa/AAA       14,936,715
     3,000,000    Advanta Mortgage Loan Trust, Sequential Payer,
                    Series 1997-4, Class A4, 6.660% due 03/25/22...    Aaa/AAA        2,965,782
     2,500,000    Americredit Automobile Receivable Trust,
                    Sequential Payer, Series 1999-B, Class A4,
                    5.960% due 03/12/06............................    Aaa/AAA        2,411,720
     4,350,000    AT&T Universal Card Master Trust, Series 1995-2,
                    Class A, 5.950% due 10/17/02...................    Aaa/AAA        4,337,733
     4,950,000    Carco Auto Loan Master Trust, Series 1999-4,
                    Class A, 6.430% due 11/15/04...................    Aaa/AAA        4,852,351
    10,000,000    Chase Credit Master Trust, Series 1997-2, Class
                    A, 6.300% due 04/15/03.........................    Aaa/AAA        9,996,800
     2,000,000    CIT RV Trust, Series 1999-A, Class CTFS, 7.210%
                    due 11/15/19...................................    Baa3/BBB       1,893,126
     1,125,000    Citibank Credit Master Trust I, Sub. Bond, PO,
                    Series 1997-6, Class A, 7.186% due 08/15/06....    Aaa/AAA          825,469
     2,750,000    Comed Trans Funding Trust, Sequential Payer,
                    Series 1998-1, Class A5, 5.440% due 03/25/07...    Aaa/AAA        2,545,898
    12,000,000    DaimlerChrysler Auto Trust, Sequential Payer,
                    Series 2000-A, Class A2, 6.760% due 01/06/03...    Aaa/AAA       11,970,000
       500,000    EQCC Home Equity Loan Trust, NAS, Series 1997-3,
                    Class A8, 6.410% due 12/15/04..................    Aaa/AAA          484,610
     8,500,000    First USA Credit Master Trust, Series 1999-4,
                    Class C , 6.930% due 01/19/05..................     NR/BBB        8,446,875
     5,000,000    Ford Credit Auto Owner Trust, Series 1998-C,
                    Class D, 7.700% due 01/15/04...................     NR/BB         4,879,690
     4,900,000    Green Tree Financial Corp., Sequential Payer,
                    Series 1998-2, Class A4, 6.080% due 07/01/09...    Aaa/AAA        4,873,932
       349,126    Green Tree Rec Equipment & Cons Trust, Sequential
                    Payer, Series 1997-C, Class A1, 6.490% due
                    02/15/18.......................................     NR/AAA          342,294
     1,080,000    MBNA Master Credit Trust, Series 1995-F, Class A,
                    6.600% due 01/15/03............................    Aaa/AAA        1,080,670
     2,751,578    Nationslink Funding Corp., Sequential Payer,
                    Series 1999-1, Class A1, 6.042% due
                    11/20/07 (s)...................................    Aaa/AAA        2,600,241
     3,250,000    Sears Credit Account Master Trust 1995-3A ,
                    7.000% due 10/15/04............................    Aaa/AAA        3,247,952
     5,200,000    Sears Credit Account Master Trust, Series 1999-1,
                    Class A, 5.650% due 03/17/09...................    Aaa/AAA        4,902,612
                                                                                   ------------
                      TOTAL ASSET BACKED SECURITY (COST
                        $114,988,779)..............................                 114,005,757
                                                                                   ------------

COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET BACKED SECURITIES (2.0%)
FINANCIAL SERVICES (2.0%)
     3,000,000    Comm, Series 2000-FL1A, Class H, (144A), 7.410%
                    due 03/16/03 (s)...............................    Baa3/NR        2,924,763
     2,500,000    Green Tree Financial Corp., Subordinated Bond,
                    Series 1999-2, Class B1, 8.410% due 12/01/30...    NR/BBB+        2,221,875
     3,826,208    Providian Home Equity Loan Trust, Series 1999-1,
                    Class A, 6.435% due 06/25/25 (v)...............    Aaa/AAA        3,824,984
                                                                                   ------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS AND
                        ASSET BACKED SECURITIES (COST
                        $9,072,795)................................                   8,971,622
                                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
---------------   -------------------------------------------------  ------------  -------------
CORPORATE OBLIGATIONS (29.3%)
AUTOMOTIVE (4.0%)
$   15,000,000    DaimlerChrysler N.A. Holdings, 7.125% due
                    03/01/02 (s)...................................     A1/A+      $ 14,916,150
     1,000,000    General Motors Acceptance Corp., 6.750% due
                    02/07/02 (s)...................................      A2/A           983,980
     1,500,000    General Motors Acceptance Corp., 7.125% due
                    05/01/03 (s)...................................      A2/A         1,477,110
     1,000,000    General Motors Acceptance Corp., MTN, 5.800% due
                    02/23/01 (s)...................................      A2/A           986,220
                                                                                   ------------
                                                                                     18,363,460

BANKING (6.4%)
     6,000,000    Bank of America Corp., 6.150% due 02/19/02
                    (s)(v).........................................    Aa1/AA-        5,997,360
     9,000,000    BankBoston, MTN, 6.197% due 03/09/01 (s)(v)......      A2/A         9,008,460
     6,000,000    FleetBoston Financial Group, MTN, 6.037% due
                    03/13/01 (s)...................................      A2/A         5,993,604
     1,250,000    Banesto Delaware, Inc., 8.250% due 07/28/02
                    (s)............................................     A2/NR         1,252,000
     2,500,000    Bank One Corp., 6.875% due 08/01/06 (s)..........     Aa3/A         2,381,775
     1,000,000    BankAmerica Corp., 8.375% due 03/15/02 (s).......     Aa3/A         1,013,660
     1,250,000    First Chicago NBD Corp., 8.875% due 03/15/02
                    (s)............................................     A1/A-         1,279,962
     1,000,000    Mellon Funding Corp., 6.875% due 03/01/03 (s)....      A3/A           979,540
       500,000    National Westminster Bank, 9.375% due 11/15/03
                    (s)............................................     Aa3/A+          525,645
     1,000,000    Nationsbank Corp., Series E, MTN, 5.750% due
                    01/25/01 (s)...................................     Aa2/A+          990,570
                                                                                   ------------
                                                                                     29,422,576
                                                                                   ------------

CHEMICALS (0.3%)
     1,500,000    Cytec Industries, Inc., MOPPRS, 6.846% due
                    05/11/05 (s)(v)................................    Baa2/BBB       1,370,985
                                                                                   ------------

CONSUMER GOODS & SERVICES (0.8%)
     3,000,000    Cendant Corp., 7.750% due 12/01/03...............    Baa1/BBB       2,923,620
       500,000    Playtex Family Products Corp., 9.000% due
                    12/15/03 (s)...................................      B2/B           486,250
                                                                                   ------------
                                                                                      3,409,870
                                                                                   ------------

ELECTRIC (2.7%)
    10,000,000    Georgia Power Co., 6.195% due 02/22/02 (s)(v)....      A2/A         9,995,000
     2,500,000    TXU Eastern Funding Co., 6.150% due 05/15/02
                    (s)............................................   Baa1/BBB+       2,424,075
                                                                                   ------------
                                                                                     12,419,075
                                                                                   ------------

ENERGY (1.5%)
     7,000,000    Constellation Energy, MTN, 6.740% due 04/04/03
                    (s)(v).........................................     A3/A-         6,990,690
                                                                                   ------------

ENTERTAINMENT, LEISURE & MEDIA (0.3%)
     1,500,000    News America Holdings, Inc., 8.625% due
                    02/01/03 (s)...................................   Baa3/BBB-       1,517,355
                                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
---------------   -------------------------------------------------  ------------  -------------
FINANCIAL SERVICES (7.2%)
$    5,000,000    Associates Corp., 6.210% due 02/22/02............     Aa3/A+     $  5,010,250
     5,500,000    Nationsbank Corp., 6.581% due 07/16/01 (v).......     Aa2/A+        5,527,115
     5,000,000    Associates Corp. N.A., 5.500% due 02/15/04.......     Aa3/A+        4,628,000
     1,500,000    Beneficial Corp., MTN, 8.200% due 03/15/02.......      A2/A         1,520,100
     1,000,000    Beneficial Corp., Series H, MTN, 6.710% due
                    12/15/03.......................................      A2/A           972,360
     2,000,000    Enterprise Rent-a-Car USA Finance Co., (144A),
                    6.375% due 05/15/03............................    Baa1/BBB       1,921,520
     2,748,156    Green Tree Financial Corp., 1997-7 A, 6.270% due
                    07/15/29.......................................    Aaa/AAA        2,743,841
       800,000    Homeside Lending, Inc., MTN, 6.875% due
                    06/30/02.......................................     A1/A+           788,032
    10,000,000    Triangle Funding LTD, Series 1997-2A, Class I
                    (144A), 6.421% due 10/15/03 (v)................     A1/AA         9,987,500
                                                                                   ------------
                                                                                     33,098,718
                                                                                   ------------

FOREST PRODUCTS & PAPER (0.3%)
     1,375,000    Georgia-Pacific Corp., 9.950% due 06/15/02.......   Baa2/BBB-       1,430,069
                                                                                   ------------

GAS-PIPELINES (4.0%)
    16,500,000    Enron Corp. (144A), 6.580% due 09/10/01 (v)......   Baa1/BBB+      16,496,700
     1,000,000    Enron Corp., 6.500% due 08/01/02.................   Baa1/BBB+         973,710
     1,000,000    Williams Companies, Inc., 6.125% due 02/15/02....   Baa2/BBB-         973,150
                                                                                   ------------
                                                                                     18,443,560
                                                                                   ------------

METALS & MINING (0.3%)
     1,150,000    Ryerson Tull, Inc., 8.500% due 07/15/01..........    Baa3/BBB       1,138,500
                                                                                   ------------

OIL-SERVICES (0.4%)
     1,000,000    Lasmo (USA), Inc., 7.500% due 06/30/06...........    Baa2/BBB         947,890
       500,000    Occidental Petroleum Corp., 6.750% due
                    11/15/02.......................................   Baa3/BBB-         485,160
       579,746    Oil Purchase Co., (144A), 7.100% due 04/30/02....    Ba2/BBB-         553,658
                                                                                   ------------
                                                                                      1,986,708
                                                                                   ------------

PACKAGING & CONTAINERS (0.1%)
       500,000    Stone Container Corp., 12.250% due 04/01/02......     B3/B-           502,500
                                                                                   ------------

RAILROADS (0.5%)
     2,500,000    Norfolk Southern Corp., 6.875% due 05/01/01......    Baa1/BBB       2,475,525
                                                                                   ------------

TELECOMMUNICATIONS (0.5%)
     2,500,000    Sprint Capital Corp., 6.500% due 11/15/01........   Baa1/BBB+       2,465,325
                                                                                   ------------
                      TOTAL CORPORATE OBLIGATIONS (COST
                        $136,441,417)..............................                 135,034,916
                                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
---------------   -------------------------------------------------  ------------  -------------
FOREIGN CORPORATE OBLIGATIONS (0.5%)
AUSTRALIA (0.1%)
BANKING
$      500,000    Westpac Banking Corp., 7.875% due
                    10/15/02 (s)...................................     A1/A+      $    502,205
                                                                                   ------------

NETHERLANDS (0.4%)
FINANCIAL SERVICES
     2,000,000    ICI Investments, 6.750% due 08/07/02 (s).........    Baa1/A-        1,957,100
                                                                                   ------------
                      TOTAL FOREIGN CORPORATE OBLIGATIONS (COST
                        $2,521,995)................................                   2,459,305
                                                                                   ------------

FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
CANADA (0.2%)
     1,000,000    Province of Quebec, 7.500% due 07/15/02 (cost
                    $1,037,985)....................................     A2/A+         1,000,700
                                                                                   ------------

MORTGAGE BACKED SECURITY (18.7%)
COLLATERALIZED MORTGAGE OBLIGATIONS (5.7%)
    12,000,000    Conseco Finance, Series 2000-B, Class AF2 ,
                    7.340% due 02/15/19............................    Aaa/AAA       11,910,000
     9,655,000    The Money Store Home Equity Trust 96-C A6, 7.690%
                    due 05/15/24...................................    Aaa/AAA        9,657,993
       325,195    REMIC: Sequential Payer, Series 1980, Class VA,
                    7.000% due 08/15/02 (s)........................                     324,684
     2,100,479    REMIC: Sequential Payer, Series 2019, Class B,
                    6.500% due 07/15/16 (s)........................                   2,063,048
     2,160,329    REMIC: Sequential Payer, Series 2061, Class VJ,
                    6.500% due 03/20/03 (s)........................                   2,090,788
                                                                                   ------------
                                                                                     26,046,513
                                                                                   ------------

COMMERCIAL PROPERTIES (5.3%)
     9,008,859    Morgan Stanley Capital Series 1998-XL1, Class A1,
                    6.220% due 06/03/30 (s)........................     NR/AAA        8,510,561
       859,408    Commercial Mortgage Acceptance Corp., Sequential
                    Payer, Series 1997-ML1, Class A1, 6.500% due
                    11/15/04 (s)...................................    Aaa/AAA          833,626
     7,180,000    Credit Suisse First Boston Mortgage Securities
                    Corp. Series 1997-C1, Class A1B, 7.150% due
                    08/20/06 (s)...................................    Aaa/AAA        7,045,375
     6,462,014    Merrill Lynch Mortgage Investors, Inc.,
                    Sequential Payer, Series 1996-C2, Class A1,
                    6.690% due 11/21/28 (s)........................     NR/AAA        6,330,757
     1,665,732    Morgan Stanley Capital I, Inc., Sequential Payer,
                    Series 1997-XL1, Class A1, 6.590% due
                    10/03/30 (s)...................................    Aaa/AAA        1,620,706
                                                                                   ------------
                                                                                     24,341,025
                                                                                   ------------

MORTGAGE PASS-THROUGHS (7.7%)
    18,540,000    TBA, May, 6.500% due 05/01/30....................                  17,300,230
     3,335,000    TBA, May, 8.000% due 05/01/30....................                   3,329,797
       168,955    FNMA, 6.500% due 05/01/28 (s)....................                     158,010
       107,620    FNMA, 6.500% due 07/01/28........................                     100,547

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
---------------   -------------------------------------------------  ------------  -------------
MORTGAGE PASS-THROUGHS (CONTINUED)
$      778,465    FNMA, 6.500% due 08/01/28........................                $    727,305
         3,539    FNMA, 9.000% due 11/01/24 (s)....................                       3,629
       436,066    FNMA, 6.500% due 04/01/29........................                     407,408
       420,808    FNMA, 6.500% due 04/01/29........................                     393,152
       263,999    FNMA, 6.500% due 04/01/29........................                     246,649
       176,363    FNMA, 7.500% due 06/01/12........................                     175,484
       111,372    FNMA, 7.500% due 07/01/12........................                     110,817
     1,495,047    FNMA, 6.500% due 11/20/04 (s)....................                   1,460,466
     9,715,811    GNMA , 6.500% due 12/15/28 (s)...................                   9,106,241
       239,696    GNMA, 6.500% due 01/01/29........................                     223,943
       501,851    GNMA, 7.000% due 07/15/27 (s)....................                     483,223
       254,464    GNMA, 6.500% due 12/01/28........................                     237,741
        18,649    GNMA, 7.000% due 03/15/09 (s)....................                      18,349
       231,610    GNMA, 7.000% due 03/15/09 (s)....................                     227,886
       293,411    GNMA, 7.000% due 07/15/09 (s)....................                     288,693
       347,060    GNMA, 7.000% due 11/15/23 (s)....................                     335,478
                                                                                   ------------
                                                                                     35,335,048
                                                                                   ------------
                      TOTAL MORTGAGE BACKED SECURITY (COST
                        $86,883,409)...............................                  85,722,586
                                                                                   ------------

PRIVATE PLACEMENT (0.3%)
TELECOMMUNICATION SERVICES (0.3%)
     1,500,000    Charter Communications, 8.010% due 03/18/08 (s)
                    (cost $1,497,750)..............................     NR/NR         1,492,500
                                                                                   ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS (3.0%)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.0%)
    14,000,000    6.160% due 05/08/03 (s) (cost $13,537,882).......                  13,531,840
                                                                                   ------------

U.S. TREASURY OBLIGATIONS (3.6%)
U.S. TREASURY NOTES (3.6%)
    15,625,000    5.625% due 09/30/01 (s)..........................                  15,400,312
     1,000,000    6.250% due 02/28/02 (s)..........................                     992,190
                                                                                   ------------
                      TOTAL U.S. TREASURY OBLIGATIONS (COST
                        $16,550,472)...............................                  16,392,502
                                                                                   ------------
    SHARES
---------------
CONVERTIBLE PREFERRED STOCKS (0.1%)
FINANCE (0.1%)
        19,774    Equity Residential Properties Trust, Series A,
                    9.375% (s) (cost $514,915).....................    Baa1/BBB         447,387
                                                                                   ------------

PREFERRED STOCK (0.0%)
FINANCIAL SERVICES (0.0%)
        10,000    TCI Communications Financing (cost $272,500).....                     257,500
                                                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

                                                                     MOODY'S/S&P
  PRINCIPAL                                                            RATING
    AMOUNT                      SECURITY DESCRIPTION                 (UNAUDITED)      VALUE
---------------   -------------------------------------------------  ------------  -------------
SHORT-TERM INVESTMENTS (20.5%)
COMMERCIAL PAPER-DOMESTIC (14.0%)
$   12,000,000    AT&T Corp., 6.070% due 03/08/01 (v)..............                $ 11,992,800
     1,500,000    Case Credit Corp., Series B, MTN, 6.240% due
                    11/06/2000.....................................                   1,494,525
     5,000,000    CSX Corp., MTN, Series C, 6.430% due 06/15/00
                    (v)............................................                   5,001,395
     6,000,000    Dominion Resources, 6.195% (y) due 01/26/2001
                    (s)............................................                   6,000,000
    10,000,000    Dynergy, Inc., Discount Note, 6.237% (y) due
                    06/8/2000 (s)..................................                   9,932,378
     5,000,000    ERP Operating Ltd. Partnership, 6.86% due
                    08/21/03 (s)...................................                   4,997,500
     5,000,000    General Mills, 6.680% due 02/09/2001.............                   4,984,750
     5,000,000    Greyhound Financial Corp., 7.250% due
                    04/01/2001.....................................                   4,982,250
     1,150,000    K N Energy, Inc., 6.300% due 03/01/01 (s)........                   1,137,741
       756,098    Niagara Mohawk Holdings, Inc., Series B, 7.00%
                    due 10/01/2000 (s).............................                     754,699
     1,000,000    Security Pacific Corp., Series I, MTN, 6.00% due
                    05/01/2000 (s).................................                     999,996
    12,000,000    Williams Holdings, 6.424% (y) due 06/16/2000
                    (s)............................................                  11,898,144
                                                                                   ------------
                                                                                     64,176,178
                                                                                   ------------

PRIVATE PLACEMENT (1.6%)
TELECOMMUNICATIONS (1.6%)
     1,550,000    Corporacion Andina de Fomento, 7.375% due
                    07/21/2000.....................................                   1,546,962
     6,000,000    MCI Worldcom, Inc. (144A), 6.27% due
                    08/17/2000.....................................                   6,001,140
                                                                                   ------------
                                                                                      7,548,102
                                                                                   ------------

SHORT-TERM INVESTMENTS (4.9%)
    22,589,239    J.P. Morgan Institutional Prime Money Market
                    Fund (s).......................................                  22,589,239
                                                                                   ------------
                  TOTAL SHORT-TERM INVESTMENTS (COST $94,396,568)................    94,313,519
                                                                                   ------------
                  TOTAL INVESTMENTS (COST $477,716,467) (103.1%).................   473,630,134
                  OTHER LIABILITIES IN EXCESS OF ASSETS (-3.1%)..................   (14,141,705)
                                                                                   ------------
                  NET ASSETS (100.0%)............................................  $459,488,429
                                                                                   ============

------------------------------
Note: Based on the cost of the investments of $477,716,467 for federal income tax purposes at April 30, 2000, the aggregate gross unrealized appreciation and depreciation was $283,508 and $4,369,541, respectively, resulting in net unrealized depreciation of $4,086,333.

(s) Security is fully or partially segregated with custodian as collateral for future contracts or with broker as initial margin for futures contracts. $168,722,538 of the market value has been segregated.

(v) Rate shown reflects current rate on variable or floating rate instrument or investment with step coupon rate.

(y) Yield to maturity.

Abbreviations used in the schedule of investment are as follows:

144A - Securities restricted for resale to Qualified Institutional Buyers.

MTN - Medium Term Note.

REMIC - Real Estate Mortgage Investment Conduit.

TBA - Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity will be determined upon settlement date.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $477,716,467)           $473,630,134
Cash                                                  1,512,325
Receivable for Investments Sold                       6,512,357
Interest Receivable                                   3,804,460
Variation Margin Receivable                             214,414
Prepaid Expenses and Other Assets                         3,639
Prepaid Trustees                                          2,482
                                                   ------------
    Total Assets                                    485,679,811
                                                   ------------
LIABILITIES
Payable for Investments Purchased                    26,025,142
Advisory Fee Payable                                     93,294
Administrative Services Fee Payable                       9,040
Administration Fee Payable                                  369
Fund Services Fee Payable                                   317
Accrued Expenses                                         63,220
                                                   ------------
    Total Liabilities                                26,191,382
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $459,488,429
                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                                $    35,672
Interest Income                                                 11,953,238
                                                               -----------
    Investment Income                                           11,988,910
EXPENSES
Advisory Fee                                       $  424,330
Custodian Fees and Expenses                            61,229
Administrative Services Fee                            45,500
Professional Fees and Expenses                         18,244
Fund Services Fee                                       3,174
Trustees' Fees and Expenses                             2,024
Administration Fee                                      1,545
Miscellaneous Expense                                  43,439
                                                   ----------
    Total Expenses                                    599,485
Less: Reimbursement of Expenses                       (43,772)
                                                   ----------
NET EXPENSES                                                       555,713
                                                               -----------
NET INVESTMENT INCOME                                           11,433,197
NET REALIZED GAIN ON INVESTMENTS
  Futures Contracts                                  (553,031)
  Investments                                      (2,226,268)
  Foreign Currency Transactions                       255,841
                                                   ----------
    Net Realized Loss                                           (2,523,458)
NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENTS
  Futures Contracts                                 1,343,844
  Investments                                      (1,975,490)
  Foreign Currency Contracts and Translations        (255,841)
                                                   ----------
    Net Change in Unrealized Depreciation                         (887,487)
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                   $ 8,022,252
                                                               ===========

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE SIX
                                                    MONTHS ENDED    FOR THE FISCAL
                                                   APRIL 30, 2000     YEAR ENDED
                                                    (UNAUDITED)    OCTOBER 31, 1999
                                                   --------------  ----------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Income                               $ 11,433,197   $    17,750,854
Net Realized Loss on Investments                      (2,523,458)       (3,791,010)
Net Change in Unrealized Depreciation of
  Investments                                           (887,487)       (3,929,871)
                                                    ------------   ---------------
    Net Increase in Net Assets Resulting from
      Operations                                       8,022,252        10,029,973
                                                    ------------   ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                        225,590,917       312,753,504
Withdrawals                                         (167,946,475)     (193,444,721)
                                                    ------------   ---------------
    Net Increase from Investors' Transactions         57,644,442       119,308,783
                                                    ------------   ---------------
    Total Increase in Net Assets                      65,666,694       129,338,756
NET ASSETS
Beginning of Period                                  393,821,735       264,482,979
                                                    ------------   ---------------
End of Period                                       $459,488,429   $   393,821,735
                                                    ============   ===============

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                       FOR THE
                                                   SIX MONTHS ENDED  FOR THE FISCAL YEAR ENDED OCTOBER 31,
                                                    APRIL 30, 2000   --------------------------------------
                                                     (UNAUDITED)      1999    1998    1997    1996    1995
                                                   ----------------  ------  ------  ------  ------  ------
RATIOS TO AVERAGE NET ASSETS
  Net Expenses                                                0.30%    0.29%   0.25%   0.25%   0.38%   0.42%
  Net Investment Income                                       6.17%    5.49%   5.84%   6.17%   5.65%   6.11%
  Expenses without Reimbursement                              0.32%    0.34%   0.38%   0.55%   0.61%   0.46%
Portfolio Turnover                                             191%     398%    381%    219%    191%    177%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
APRIL 30, 2000
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Short Term Bond Portfolio (the "portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York on January 29, 1993. The portfolio commenced operations on July 8, 1993. The portfolio's investment objective is to provide a high total return, consistent with low volatility of principal. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

Investments in emerging and international markets may involve certain considerations and risks not typically associated with investments in the United States. Future economic and political developments in emerging market and foreign countries could adversely affect the liquidity or value, or both, of such securities in which the portfolio is invested. The ability of the issuers of debt, asset-backed and mortgage securities held by the portfolio to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of asset-backed and mortgage securities can be significantly affected by changes in interest rates or rapid principal repayments including pre-payments.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or, in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked price in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

      Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the portfolio's trustees.

      The portfolio's custodian or designated subcustodians, as the case may be under tri-party repurchase agreements, takes possession of the collateral pledged for investments in repurchase agreements on

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      behalf of the portfolio. It is the policy of the portfolio to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

   b) The books and records of the portfolio are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the prevailing exchange rates at the end of the period. Purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. Translation gains and losses resulting from changes in exchange rates during the reporting period and gains and losses realized upon settlement of foreign currency transactions are reported in the Statement of Operations. Although the net assets of the portfolio are presented at the exchange rates and market values prevailing at the end of the period, the portfolio does not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

   c) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount becomes known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   d) The portfolio may enter into forward and spot foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates and to enhance returns. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

      The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily at the current foreign exchange rates, and the change in the market value is recorded by the portfolio as unrealized appreciation or depreciation of forward foreign currency contract translations. At April 30, 2000, the portfolio had no open forward foreign currency contracts.

   e) A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the portfolio enters into the contract. Upon entering into such a contract the portfolio is required to pledge to the broker an amount of cash and/or liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from, or pay to, the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the portfolio as unrealized gains or losses. When the contract is closed, the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      opened and the value at the time when it was closed. The portfolio invests in futures contracts for the purpose of hedging its existing portfolio securities, or securities the portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or securities movements. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts.

   f) The portfolio may enter into commitments to buy and sell investments to settle on future dates as part of its normal investment activities. These commitments are reported at market value in the financial statements. Credit risk exists on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the security were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

   g) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code. The portfolio earns foreign income which may be subject to foreign withholding taxes at various rates.

2. TRANSACTIONS WITH AFFILIATES

   a) The portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the portfolio pays JPMIM at an annual rate of 0.25 % of the portfolio's average daily net assets. For the six months ended April 30, 2000, such fees amounted to $463,095.

   b) The portfolio, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an
      annual complex-wide charge of $      plus FDI's out-of-pocket expenses.
      The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the six months ended April 30, 2000, the fee for these services amounted to $1,545.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------
      assets of the portfolio and certain other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share its net assets bear to the net assets of the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the six months ended April 30, 2000, the fee for these services amounted to $45,500.

      In addition, J.P. Morgan has agreed to reimburse the portfolio to the extent necessary to maintain the total operating expenses of the portfolio at no more than 0.30% of the average daily net assets of the portfolio. This reimbursement arrangement can be changed or terminated at any time at the option of J.P. Morgan. For the six months ended April 30, 2000, J.P. Morgan has agreed to reimburse the portfolio $43,772 for expenses under this agreement.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. The portfolio's allocated portion of Group's costs in performing its services amounted to $3,174 for the six months ended April 30, 2000.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $600.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the six months ended April 30, 2000 were as follows:

                                                     COST OF       PROCEEDS
                                                    PURCHASES     FROM SALES
                                                   ------------  ------------
U.S. Government and Agency Obligations...........  $388,439,523  $341,815,222
Corporate and Collateralized Obligations.........   334,528,749   321,866,842
                                                   ------------  ------------
                                                   $722,968,272  $663,682,064
                                                   ============  ============

THE SHORT TERM BOND PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 2000
--------------------------------------------------------------------------------

At April 30, 2000, the portfolio had open futures contracts as follows:

SUMMARY OF OPEN CONTRACTS AT APRIL 30, 2000

                                                                    NET UNREALIZED
                                                                    APPRECIATION/   PRINCIPAL AMOUNT
                                                   CONTRACTS SHORT  (DEPRECIATION)    OF CONTRACTS
                                                   ---------------  --------------  ----------------
U.S. Two Year Treasury Note, expiring
 June 2000.......................................             260   $     124,851   $    51,280,939
Euro Certificate of Deposit, expiring
 June 2000.......................................             186          84,202        43,347,300
Euro Certificate of Deposit, expiring
 September 2000..................................             186         153,952        43,196,175
Euro Certificate of Deposit, expiring
 December 2000...................................             186         173,777        43,105,500
Euro Certificate of Deposit, expiring
 March 2001......................................             186         176,202        43,089,225
Euro Certificate of Deposit, expiring
 June 2001.......................................             186         163,027        43,065,975
Euro Certificate of Deposit, expiring
 September 2001..................................             186         149,077        43,063,650
Euro Certificate of Deposit, expiring
 December 2001...................................             186         130,477        43,054,350
Euro Certificate of Deposit, expiring
 March 2002......................................             186         116,527        43,091,550
                                                   --------------   -------------   ---------------
Totals...........................................           1,748   $   1,272,092   $   396,294,664
                                                   ==============   =============   ===============

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

J.P. MORGAN INSTITUTIONAL FUNDS
   PRIME MONEY MARKET FUND
   TREASURY MONEY MARKET FUND
   FEDERAL MONEY MARKET FUND
   TAX EXEMPT MONEY MARKET FUND
   TAX AWARE ENHANCED INCOME FUND:
     INSTITUTIONAL SHARES
   SHORT TERM BOND FUND
   BOND FUND
   GLOBAL STRATEGIC INCOME FUND
   TAX EXEMPT BOND FUND
   NEW YORK TAX EXEMPT BOND FUND
   CALIFORNIA BOND FUND: INSTITUTIONAL SHARES
   DIVERSIFIED FUND
   DISCIPLINED EQUITY FUND
   U.S. EQUITY FUND
   U.S. SMALL COMPANY FUND
   TAX AWARE DISCIPLINED EQUITY FUND:
     INSTITUTIONAL SHARES
   INTERNATIONAL EQUITY FUND
   EUROPEAN EQUITY FUND
   INTERNATIONAL OPPORTUNITIES FUND
   EMERGING MARKETS EQUITY FUND
   SMARTINDEX-TM- FUND

FOR MORE INFORMATION ON THE J.P. MORGAN INSTITUTIONAL FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT (800) 766-7722.
IMSAR378

J.P. MORGAN INSTITUTIONAL SHORT TERM BOND FUND

SEMIANNUAL REPORT
APRIL 30, 2000